Exhibit 10.1

CASH COMPENSATION INFORMATION FOR NON-EMPLOYEE DIRECTORS

Exelixis, Inc.
Cash Compensation for Non-Employee Directors

Board of Directors	Retainer Fee	$55,000
	Additional Chair Retainer Fee	$31,000
	Meeting Fee[12]	$2,500
Audit Committee	Retainer Fee	$12,000
	Additional Chair Retainer Fee	$13,000
	Meeting Fee[13]	$1,000
Compensation Committee	Retainer Fee	$10,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee[13]	$1,000
Nominating and Corporate Governance Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee[14]	$1,000
Research & Development Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee[14]	$1,000
Risk Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee[14]	$1,000

1Meetings for which minutes are generated count toward the meeting threshold to determine when Meeting Fees are to be paid.
2Meeting Fee paid for all meetings in excess of eight meetings.
3Meeting Fee paid for all meetings in excess of seven meetings.
4Meeting Fee paid for all meetings in excess of four meetings.